Exhibit 10.43

EXECUTION COPY

NOVATION AND AMENDMENT AGREEMENT

This Novation and Amendment Agreement, dated as of December 30, 2002 (the “Agreement”), is made by and between ACE Capital Re Overseas Ltd. (“Overseas”), ACE Capital Re International Ltd. (“International”) and ACE European Markets Insurance Limited (“AEMI”). Capitalized terms used herein but not defined shall have the meaning ascribed thereto in the Reinsurance Agreement (as hereinafter defined).

RECITALS

WHEREAS, International and AEMI have entered into that certain Quota Share Reinsurance Agreement (including the Special Acceptance, effective as of August 15, 2002, made in respect of and subject to the Reinsurance Agreement), dated as of January 1, 2002 (the “Reinsurance Agreement”);

WHEREAS, the parties hereto desire to substitute Overseas for International as the “Reinsurer” under the Reinsurance Agreement;

WHEREAS, AEMI desires to consent to the novation set forth herein; and

WHEREAS, subject to such novation, Overseas and AEMI desire to amend the Reinsurance Agreement as provided herein.

NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.               Effective as of January 1, 2002:

(i)                                     Overseas shall replace International for all purposes under the Reinsurance Agreement as though it were the original “Reinsurer;”

(ii)                                  Overseas shall assume all of the past, present and future obligations of International which arise out of, relate to, or are in any way connected with, the Reinsurance Agreement, whether known or unknown, reported or unreported;

(iii)                               Overseas shall be substituted for International, in International’s name, place and stead, as the “Reinsurer” under the Reinsurance Agreement so as to effect a complete novation of the Reinsurance Agreement from International to Overseas, and International shall be simultaneously released from any and all liabilities or obligations thereunder;

(iv)                              Overseas shall be entitled to all of the past, present and future rights of International under the Reinsurance Agreement, and shall be entitled to enforce all such rights in the name, place and stead of International;

(v)         The account information of the Reinsurer set forth in the “ACCOUNTS” section of the Reinsurance Agreement is deleted in its entirety and replaced with the following:

Financial Institution: JP Morgan/Chase

ABA No.: 021-000-021

Account No.:  910-2711-208

Account Name:  ACE Capital Re Overseas

(vi)      Reference to “ACE Capital Re International Ltd. (“Reinsurer”)” in the first paragraph of the Reinsurance Agreement shall be deleted and replaced with “ACE Capital Re Overseas Ltd. (“Reinsurer”).”

4.             Except as expressly set forth herein and amended hereby, the Reinsurance Agreement shall remain in full force and effect.

5.             This Agreement shall be governed by and construed in accordance with the law of Bermuda. Any dispute, controversy, or claim arising out of or relating to this Agreement, or the breach, termination, or invalidity thereof, shall be governed by the “Arbitration” provisions of the Reinsurance Agreement.

[The next page is the signature page.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives on this 30th day of December 2002.

ACE Capital Re Overseas Ltd.		ACE Capital Re International Ltd.

By:	/s/ Rebecca L. Carne	By:	/s/ Robbin Conner
Name:	Rebecca L. Carne	Name:	Robbin Conner
Title:	Director	Title:	COO

ACE European Markets Insurance Limited

By:	/s/ James C Hooban
Name:	JAMES C HOOBAN
Title:	MANAGING DIRECTOR

ANNEX A

SCHEDULE 1

CALCULATION OF PREMIUM PERCENTAGE

The Premium Percentage is calculated as follows:

(A) Gross Premiums Written (net of cancellations & return premiums),	100.00%

(B) minus, Underwriting Commission Payable to MGA {40% x (A)},	(40.00)%

(C) minus Profit Sharing Premium Payable to MGA {7.5% x (A)},	(7.50)%

(D) equals Risk Premium (A – B – C),	52.50%

(E) minus Ceding Commission to Reinsured {5% x (D)},	(2.625)%

(F) equals Net to Reinsurer (or “Premium Percentage”)	49.875%